[LOGO] M F S(SM)                                                  Annual Report
INVESTMENT MANAGEMENT                                           August 31, 1997

MFS(R) WORLD ASSET ALLOCATION FUND(SM)




[Graphic omitted]

TABLE OF CONTENTS

Letter to Shareholders ....................................................  1
Portfolio Allocation ......................................................  3
  U.S. Stock Market .......................................................  3
  International Stock Markets .............................................  4
  U.S. High-Yield Corporate Bond Market ...................................  5
  U.S. Government Bond Market .............................................  6
  International Bond Markets ..............................................  6
Portfolio Managers' Profiles ..............................................  7
Fund Facts ................................................................  9
Performance Summary .......................................................  9
Tax Form Summary .......................................................... 11
Portfolio of Investments .................................................. 12
Financial Statements ...................................................... 22
Notes to Financial Statements ............................................. 29
Independent Auditors' Report .............................................. 39
The MFS Family of Funds(R) ................................................ 40
Trustees and Officers ..................................................... 41

--------------------------------------------------------------------------------

   HIGHLIGHTS

   o FOR THE 12 MONTHS ENDED AUGUST 31, 1997, CLASS A SHARES OF THE FUND PROVIDED A TOTAL RETURN AT NET ASSET VALUE OF 15.67%, CLASS B SHARES 15.01%, CLASS C SHARES 15.06%, AND CLASS I SHARES 15.87%. (SEE PERFORMANCE SUMMARY FOR MORE INFORMATION.)

   o WHILE GOOD NEWS IN THE UNITED STATES HAS DOMINATED ECONOMIC REPORTS, THE WORLD ECONOMIC SITUATION IS ALSO FAVORABLE, WITH GROWTH RESUMING IN EUROPE AND SIGNS OF LIFE IN LATIN AMERICA.

   o WE BELIEVE RELATIVE VALUATIONS IN THE U.S. STOCK MARKET ARE NEAR THEIR ALL- TIME HIGHS AND, HENCE, ARE VULNERABLE TO BAD NEWS OR UNFAVORABLE TRENDS. AS A RESULT, WE HAVE MAINTAINED OUR OVEREMPHASIS ON INTERNATIONAL STOCKS AND HAVE UNDERWEIGHTED U.S. STOCKS.

   o IN BONDS, WE HAVE SEEN VALUE ONLY IN THE U.S. HIGH-YIELD CORPORATE MARKET, WHICH HAS BENEFITED FROM THE ONGOING STRENGTH OF THE U.S. ECONOMY. WE HAVE ALSO RECEIVED INCOME AND CAPITAL GAINS FROM OUR PRUDENT USE OF EMERGING MARKET DEBT.

--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear Shareholders:
For the 12 months ended August 31, 1997, Class A shares of the Fund provided a total return of 15.67%, Class B shares 15.01%, Class C shares 15.06%, and Class I shares 15.87%. These returns assume the reinvestment of distributions but exclude the effects of any sales charges and compare to returns of 40.78% for the Standard & Poor's 500 Composite Index, a popular, unmanaged index of common stock total return performance; 8.90% for the Morgan Stanley Capital International EAFE (Europe, Australia, Far East) Index, an index of international stocks; 10.06% for the Lehman Brothers Aggregate Bond Index, an index of government and corporate bonds including U.S. Treasury, government-agency, corporate, and mortgage-backed securities; and -2.81% for the J.P. Morgan Non-Dollar Government Bond Index, an international bond index.

The past 12 months have been notable for the upward force and strength of the world's stock markets, particularly that of the United States. Three factors stand out as reasons for this extraordinary surge in values. First, inflation, the biggest risk to financial strength, remains in abeyance, if not in retreat. We have just achieved the seventh consecutive monthly reduction in the U.S. producer price index, a remarkable achievement not seen in nearly a generation. Second, earnings from U.S. companies have surpassed Wall Street's expectations, and these companies are still benefiting from shrinking costs and streamlined operations. Third, and very important, the continued push to invest individual investors' retirement money in the equity market continues to force demand and prices upward.

While good news in the United States has dominated economic reports, the world economic situation is also favorable. Growth has resumed in Europe, while Latin America is showing signs of life. In Asia, however, growth trends may continue to be weaker than previously expected.

During this time, we have managed the Fund with an eye toward balancing risk and opportunity. We believe relative valuations in the U.S. stock market are near their all-time highs and, hence, are vulnerable to bad news or unfavorable trends. As a result, we have maintained our overemphasis (relative to world market weightings) on international stocks (now approximately 47% of the portfolio) and have underweighted U.S. stocks (only 8% during most of this period). While this mix of assets may have caused us to trail certain indexed measures of performance, we have continued to experience favorable returns, with little day-to-day volatility. As a byproduct of this overarching view, we have held a high cash position, ranging from 25% to 35% of the Fund's assets, as a reserve for future deployment in the event of a market fall.

In the world of bonds, we have seen value only in the U.S. high-yield corporate market, which has benefited from the ongoing strength of the U.S. economy. We have made occasional forays into the U.S. government market, which can present value on a trading basis. We have also received income and capital gains from our use of emerging market debt on an infrequent, but well-researched basis. The Fund has benefited from a broad choice of assets that change frequently, the mix of which is driven by both an internal model and by the judgment of the investment managers on the Asset Allocation Committee. What follows is a closer view of our work from the various submanagers.

Respectfully,

/s/ A. Keith Brodkin                      /s/ James T. Swanson
    A. Keith Brodkin                          James T. Swanson
    Chairman and President                    On behalf of the Asset
                                              Allocation Committee
September 15, 1997

PORTFOLIO ALLOCATION AS OF AUGUST 31, 1997

International Stocks .................................   46.9%
Cash & Short-Term Securities .........................   26.1%
High-Yield Bonds .....................................   17.3%
Domestic Stocks ......................................    8.0%
International Bonds ..................................    1.7%

For a more complete breakdown, refer to the Portfolio of Investments.

U.S. STOCK MARKET - 8.0%

Our holdings in U.S. equities range across a variety of industries and incorporate both value and growth strategies. Recent additions to the portfolio include Computer Associates International (software), Stone Container (paper manufacturing), and Teradyne (semiconductor equipment). Currently, our top three sectors are technology (23.5% of U.S. equities), health care (13.8%), and retailing (12.6%). Our current outlook continues to be cautious. Given the current level of interest rates, equity valuations are high and leave no margin for error.

-- John F. Brennan, Jr.

FIVE LARGEST HOLDINGS AS OF 8/31/97                            % of Net Assets
------------------------------------------------------------------------------
MCI Communications Corp. (Utilities - Telephone)                          0.7%
------------------------------------------------------------------------------
Tyco International Ltd. (Consumer Goods and Services)                     0.7%
------------------------------------------------------------------------------
Rite Aid Corp. (Stores)                                                   0.5%
------------------------------------------------------------------------------
Oracle Systems Corp. (Computer Software - Systems)                        0.4%
------------------------------------------------------------------------------
CVS Corp. (Stores)                                                        0.3%
------------------------------------------------------------------------------

INTERNATIONAL STOCK MARKETS - 46.9%

Internationally, we emphasize stock selection as opposed to country or industry selection. Priority is placed on companies that we believe will generate above-average earnings growth and that are trading at attractive valuations, regardless of their home country.

Broad regional exposures in international stocks were as follows: 60% in Europe, 33% in Asia/Pacific, and 7% in the Americas. The largest individual country exposures were to the United Kingdom (26% of the international equity portfolio), Japan (20%), and the Netherlands (6%). Roughly 14% of our international holdings were in emerging markets, 9% of which were in Southeast Asia (including Hong Kong and Singapore), 4% in Latin America, and the remainder in Central Europe.

Over the past three months, the European weighting has increased by roughly 6% at the expense of our Asia/Pacific weighting. This was the result of recent purchases in Europe, notably in the United Kingdom; sales in Asia/Pacific, specifically South Korea and Hong Kong; and the recent poor performance of Southeast Asian stock markets and currency devaluations. While the Southeast Asian markets have come under significant pressure in the past one to two months, we believe that -- for the most part -- the Southeast Asian companies in the Fund have not seen a fundamental impact on their businesses. Companies like Indosat, an Indonesian telecommunications firm, could actually see their earnings increase due to the devaluation of the rupee. We are closely monitoring developments in that part of the world and, when appropriate, are taking the opportunity to increase holdings in companies that we believe have attractive fundamentals and trade at depressed valuations.

Our overall focus remains on companies that we believe will generate above-average and sustainable growth, regardless of the state of the global economy. Examples of large holdings that fit this description are British Aerospace; Canon, a Japanese office equipment company; QBE Insurance, an Australian insurer; and Sparbanken Sverige, a Swedish banking company.

-- David Mannheim

FIVE LARGEST HOLDINGS AS OF 8/31/97                            % of Net Assets
------------------------------------------------------------------------------
Canadian National Railway Co. (Railroads - Canada)                        1.8%
------------------------------------------------------------------------------
PowerGen PLC (Utilities - Electric - United Kingdom)                      1.4%
------------------------------------------------------------------------------
British Aerospace PLC (Aerospace and Defense - United Kingdom)            1.4%
------------------------------------------------------------------------------
ASDA Group PLC (Supermarkets - United Kingdom)                            1.4%
------------------------------------------------------------------------------
Canon, Inc. (Special Products and Services - Japan)                       1.2%
------------------------------------------------------------------------------

U.S. HIGH-YIELD CORPORATE BOND MARKET - 17.3%

Our overall investment strategy is to seek companies that have improving credit quality and whose high-yield bonds offer attractive expected returns. We look for companies that have successful management teams, leadership positions within their industries, consistent operating results, and reasonable leverage. During the first half of 1997, the high-yield market remained one of the best-performing fixed-income asset classes. The market's strength was due in part to a strong economy and a subsequent low default rate, which has averaged only 1.8% over the past 12 months. Demand for high-yield bonds has been exceptionally strong, with net inflows into high-yield mutual funds over the past year exceeding the levels recorded in any prior year. Although the spread between high-yield bonds and U.S. Treasury notes narrowed to a record low 2.80% from 3.22% at the beginning of the year, we believe the environment for owning high-yield bonds remains favorable due to the general outlook for moderate economic growth and low inflation.

Given the tight level of spreads and the length of this economic expansion, we have concentrated our holdings in the bonds of what we regard as better- quality companies because we do not think investors are adequately compensated for the risks associated with lower-tier credits. Two industries of note in which we are overweighted are consumer products and general industrials. In the consumer products sector, we are invested in such brand name companies as Westpoint Stevens and Sealy. Our general industrial holdings are a diversified group of niche manufacturing companies that are typically leaders in their fields. Such companies include International Knife, a dominant manufacturer of industrial cutting blades, and Hayes Wheels, a global supplier of automotive wheels. We reduced our weighting in the energy sector because we felt that the relatively low yields currently available in that sector were not appropriate compensation for the commodity risk associated with these investments.

-- Robert J. Manning

FIVE LARGEST HOLDINGS AS OF 8/31/97                            % of Net Assets
--------------------------------------------------------------------------------
Kaiser Aluminum & Chemical Corp., 9.875s, 2002 (Metals and Minerals)      0.6%
------------------------------------------------------------------------------
Borden Incorporated, 9.25s, 2019 (Food and Beverage Products)             0.6%
------------------------------------------------------------------------------
Iron Mountain, Inc., 10.125s, 2006 (Information, Paging and Technology)   0.5%
------------------------------------------------------------------------------
Sterling Chemicals, Inc., 11.25s, 2007 (Chemicals)                        0.5%
------------------------------------------------------------------------------
Thermadyne Industries Holdings Corp., 10.75s, 2003 (Special Products and
  Services)                                                               0.5%
------------------------------------------------------------------------------

U.S. GOVERNMENT BOND MARKET

Activity in the U.S. government bond market remained fairly quiet over the past 12 months as interest rates on 10-year U.S. Treasury securities remained in the range of 6% to 7%. Looking forward, we expect that the combination of steady economic growth and low inflation will cause rates to remain relatively stable. Based on our neutral view and our positive outlook for many of the other sectors, the Fund currently has no exposure to the U.S. government bond market. If we see signs of a slowdown in the economy that suggest there is a potential for lower rates, we will begin allocating assets to this sector.

-- Geoffrey L. Kurinsky

INTERNATIONAL BOND MARKETS

Given the prospects for global economic recovery, with yields at cyclical lows, we reduced the global fixed-income allocation to zero in favor of domestic fixed-income securities in the first quarter of this year. Over the past 12 months, continued fiscal austerity, combined with easing monetary policy and subdued inflation throughout Europe, brought about a substantial decline in interest rates. Within Europe, yield convergence continued to occur between Germany and the higher-yielding markets. For example, the 10-year yield spreads of Spain and Italy versus Germany declined by 195 (1.95%) and 235 (2.35%) basis points, respectively. The U.S. dollar appreciated substantially over the past year, gaining nearly 20% against the German mark and most other European currencies. Monetary conditions in Japan remained extremely accommodative, while the currency crisis in Southeast Asia has potentially lengthened the recovery time for that region's economy. Local currency depreciation has actually caused the yen to appreciate on a trade- weighted basis, even though it has depreciated by nearly 10% over the past 12 months. Lastly, within the dollar bloc, Australian and Canadian yield spreads versus the United States have declined significantly. Canadian 10-year yields are currently over 30 basis points (0.30%) below those in the United States. The Australian economy has languished somewhat due to soft commodity prices, and its central bank has lowered interest rates five times in the past year, by a total of 250 basis points (2.50%).

-- Leslie J. Nanberg

PORTFOLIO MANAGERS' PROFILES

The Asset Allocation Committee consists of Messrs. Swanson and Nanberg as well as A. Keith Brodkin and Jeffrey L. Shames, Chairman and President of MFS, respectively, and John W. Ballen, Executive Vice President and Chief Equity Officer at MFS. The individuals responsible for managing the assets in the asset classes are as follows:

John F. Brennan, Jr., has been a member of the MFS investment staff since
1985. A graduate of the University of Rhode Island and the Stanford University Graduate School of Business Administration, he began his career at MFS as an industry specialist and was promoted to Assistant Vice President - Investments in 1987. He was named Vice President - Investments in 1988 and Senior Vice President in 1995. Mr. Brennan manages the U.S. stock portion of the portfolio.

Geoffrey L. Kurinsky began his career at MFS in 1987 in the Fixed Income Department. A graduate of the University of Massachusetts and the Boston University Graduate School of Management, he was named Assistant Vice President in 1988, Vice President in 1989, and Senior Vice President in 1993. He manages the U.S. government bond portion of the portfolio.

David Mannheim began his career at MFS in 1988 as a research specialist and was promoted to Assistant Vice President - Investments in 1991,
Vice President - Investments in 1992, and Senior Vice President in 1997. Mr. Mannheim is a graduate of Amherst College and of the Massachusetts Institute of Technology Sloan School of Management. He manages the international stock portion of the portfolio.

Robert J. Manning began his career at MFS in 1984 as a research analyst in the High Yield Bond Department. A graduate of the University of Lowell and the Boston College Graduate School of Management, he was named Vice President - Investments in 1988 and Senior Vice President in 1993. In 1997, he was named High Yield Fixed Income Department head. Mr. Manning manages the U.S. high-yield corporate bond portion of the portfolio.

Leslie J. Nanberg is Senior Vice President and Chief Fixed Income Officer for MFS. Mr. Nanberg joined MFS in 1980. He was named Assistant Vice President - Investments in 1981, Vice President - Investments in 1983, and Senior Vice President in 1986. Mr. Nanberg is a graduate of the University of Illinois, Northwestern University, and the Northwestern University Graduate School of Management. He is a Chartered Financial Analyst and is a member of the Boston Security Analysts Society, Inc., as well as the Financial Analysts Federation. Mr. Nanberg manages the international bond portion of the portfolio.

James T. Swanson joined MFS in 1985 as Vice President - Investments and was named Senior Vice President in 1989. He was named portfolio manager of MFS(R) World Asset Allocation Fund(SM) upon its inception in July 1994. He is a graduate of Colgate University and the Harvard University Graduate School of Business Administration.

--------------------------------------------------------------------------------

FUND FACTS

OBJECTIVE:                      THE FUND'S INVESTMENT OBJECTIVE IS TO SEEK TOTAL
                                RETURN OVER THE LONG TERM THROUGH INVESTMENTS IN
                                EQUITY AND FIXED-INCOME SECURITIES.

COMMENCEMENT OF
INVESTMENT OPERATIONS:          CLASS A:  JULY 22, 1994
                                CLASS B:  JULY 22, 1994
                                CLASS C:  JULY 22, 1994
                                CLASS I:  JANUARY 7, 1997

SIZE:                           $336.9 MILLION NET ASSETS AS OF AUGUST 31, 1997

--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

The information below and on the following page illustrates the historical performance of MFS World Asset Allocation Fund - Class A shares in comparison to various market indicators. Class A share performance results reflect the deduction of the 4.75% maximum sales charge; benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown, based on the differences in charges and fees paid by shareholders investing in different classes. It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from August 1, 1994, through August 31, 1997)

             MFS
         World Asset                Lehman              J.P. Morgan
         Allocation     S&P 500    Brothers     MSCI    Non-Dollar     Consumer
             Fund      Composite   Aggregate    EAFE    Government      Price
           Class A       Index     Bond Index   Index   Bond Index    Index-U.S.
         -----------   ---------   ----------   -----   -----------   ----------
 7/94      $ 9,500      $10,000     $10,000    $10,000    $10,000      $10,000
 8/95      $10,900      $13,100     $11,400    $10,400    $11,600      $10,300
 8/96      $12,400      $15,500     $11,800    $11,200    $12,700      $10,600
 8/97      $14,337      $21,805     $13,018    $12,197    $12,656      $10,858

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 1997

                                                                           1 Year              3 Years        Life of Fund*
-----------------------------------------------------------------------------------------------------------------------------------
MFS World Asset Allocation Fund (Class A)
  including 4.75% sales charge (SEC results)                              +10.18%              +11.96%              +12.27%
-----------------------------------------------------------------------------------------------------------------------------------
MFS World Asset Allocation Fund (Class A)
  at net asset value                                                      +15.67%              +13.78%              +14.05%
-----------------------------------------------------------------------------------------------------------------------------------
MFS World Asset Allocation Fund (Class B)
  with CDSC (SEC results)                                                 +11.01%              +12.28%              +12.56%
-----------------------------------------------------------------------------------------------------------------------------------
MFS World Asset Allocation Fund (Class B)
  at net asset value                                                      +15.01%              +13.06%              +13.31%
-----------------------------------------------------------------------------------------------------------------------------------
MFS World Asset Allocation Fund (Class C)
  with CDSC (SEC results)                                                 +14.06%              +13.12%              +13.36%
-----------------------------------------------------------------------------------------------------------------------------------
MFS World Asset Allocation Fund (Class C)
  at net asset value                                                      +15.06%              +13.12%              +13.36%
-----------------------------------------------------------------------------------------------------------------------------------
MFS World Asset Allocation Fund (Class I)
  at net asset value                                                      +15.87%              +13.85%              +14.11%
-----------------------------------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index**                                   +40.78%              +26.58%              +28.52%
-----------------------------------------------------------------------------------------------------------------------------------
MSCI EAFE Index**                                                         + 8.90%              + 5.68%              + 6.60%
-----------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index**                                    +10.06%              + 8.43%              + 8.86%
-----------------------------------------------------------------------------------------------------------------------------------
J.P. Morgan Non-Dollar Govt. Bond Index+                                  - 2.81%              + 7.34%              + 6.95%
-----------------------------------------------------------------------------------------------------------------------------------
Consumer Price Index++**                                                  + 2.19%              + 2.55%              + 2.69%
-----------------------------------------------------------------------------------------------------------------------------------
 *  For the period from the commencement of the Fund's investment operations, July 22, 1994, through August 31, 1997.
**  Source: CDA/Wiesenberger.
 +  Source: Lipper Analytical Services, Inc.
++  The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

All results are historical and assume the reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Class A share SEC results include the maximum 4.75% sales charge. Class B share SEC results reflect the applicable contingent deferred sales charge
(CDSC), which declines over six years as follows: 4%, 4%, 3%, 3%, 2%, 1%, 0%. Class C shares have no initial sales charge but, along with Class B shares, have higher annual fees and expenses than Class A shares. Class C share purchases are subject to a 1% CDSC if redeemed within 12 months of purchase. Class I shares, which became available on January 7, 1997, have no initial sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

Class I share results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of the Fund's Class A shares for periods prior to the commencement of offering of Class I shares. Because operating expenses attributable to Class A shares are greater than those of Class I shares, Class I share performance generally would have been higher than Class A share performance. The Class A share performance included within the Class I share performance has been adjusted to reflect the fact that Class I shares have no initial sales charge.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Current subsidies and waivers may be discontinued at any time.

--------------------------------------------------------------------------------

   TAX FORM SUMMARY

   IN JANUARY 1998, SHAREHOLDERS WILL BE MAILED A TAX FORM SUMMARY REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1997.

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS - August 31, 1997

Stocks - 56.5%
------------------------------------------------------------------------------------------------
ISSUER                                                                  SHARES             VALUE
------------------------------------------------------------------------------------------------
U.S. Stocks - 8.0%

  Aerospace - 0.2%
    Allied Signal, Inc.                                                  6,200    $      511,888
------------------------------------------------------------------------------------------------
  Automotive
    Hayes Wheels International, Inc.                                     2,900    $       94,250
------------------------------------------------------------------------------------------------
  Business Machines
    Texas Instruments, Inc.                                                900    $      102,263
------------------------------------------------------------------------------------------------
  Business Services - 0.2%
    Computer Sciences Corp.*                                             2,950    $      219,406
    CUC International, Inc.*                                             8,700           204,450
    Ikon Office Solutions, Inc.                                          7,800           202,800
                                                                                  --------------
                                                                                  $      626,656
------------------------------------------------------------------------------------------------
  Cellular Telephones - 0.1%
    Telephone & Data Systems, Inc.                                       5,100    $      201,450
------------------------------------------------------------------------------------------------
  Chemicals - 0.1%
    Air Products & Chemicals, Inc.                                       2,200    $      179,438
    du Pont (E.I.) de Nemours & Co., Inc.                                4,200           261,712
                                                                                  --------------
                                                                                  $      441,150
------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 0.2%
    First Data Corp.                                                     2,600    $      106,763
    Microsoft Corp.*                                                     3,400           449,437
                                                                                  --------------
                                                                                  $      556,200
------------------------------------------------------------------------------------------------
  Computer Software - Systems - 0.8%
    Bay Networks, Inc.*                                                  5,900    $      208,713
    BMC Software, Inc.*                                                  4,600           288,075
    Cadence Design Systems, Inc.*                                        1,500            71,344
    Compaq Computer Corp.*                                               4,600           301,300
    Computer Associates International, Inc.                              7,900           528,312
    Oracle Systems Corp.*                                               36,600         1,395,375
                                                                                  --------------
                                                                                  $    2,793,119
------------------------------------------------------------------------------------------------
  Construction Services - 0.1%
    Champion International Corp.                                         5,900    $      349,206
------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 1.1%
    Colgate-Palmolive Co.                                                4,100    $      257,275
    Philip Morris Cos., Inc.                                            22,100           964,112
    Tyco International Ltd.*                                            29,710         2,330,342
                                                                                  --------------
                                                                                  $    3,551,729
------------------------------------------------------------------------------------------------
  Containers - 0.2%
    Corning, Inc.                                                        5,300    $      280,238
    Stone Container Corp.                                               21,800           376,050
                                                                                  --------------
                                                                                  $      656,288
------------------------------------------------------------------------------------------------
  Electronics - 0.5%
    Altera Corp.*                                                        2,100    $      111,825
    Analog Devices, Inc.*                                                9,000           298,125
    Atmel Corp.*                                                         5,500           194,562
    Intel Corp.                                                          4,000           368,500
    International Rectifier Corp.                                        5,900           134,594
    Kulicke & Soffa Industries, Inc.*                                    6,200           284,812
    Teradyne, Inc.*                                                      8,100           451,069
                                                                                  --------------
                                                                                  $    1,843,487
------------------------------------------------------------------------------------------------
  Entertainment - 0.5%
    Clear Channel Communications, Inc.*                                  6,700    $      455,181
    Harrah's Entertainment, Inc.*                                       12,600           282,712
    LIN Television Corp.*                                               18,500           877,594
                                                                                  --------------
                                                                                  $    1,615,487
------------------------------------------------------------------------------------------------
  Financial Institutions - 0.2%
    American Express Co.                                                 4,100    $      318,775
    Associates First Capital Corp., "A"                                  3,900           226,444
                                                                                  --------------
                                                                                  $      545,219
------------------------------------------------------------------------------------------------
  Food and Beverage Products - 0.1%
    Archer-Daniels-Midland Co.                                           7,980    $      172,568
------------------------------------------------------------------------------------------------
  Insurance - 0.3%
    Chubb Corp.                                                          2,890    $      193,269
    CIGNA Corp.                                                          1,700           311,737
    Conseco, Inc.                                                        5,200           223,600
    Lincoln National Corp.                                               4,300           287,831
    PennCorp Financial Group, Inc.                                       2,000            64,125
                                                                                  --------------
                                                                                  $    1,080,562
------------------------------------------------------------------------------------------------
  Medical and Health Products - 0.5%
    Boston Scientific Corp.*                                             4,300    $      303,150
    Bristol-Myers Squibb Co.                                            12,200           927,200
    Mckesson Corp.##                                                     2,500           234,219
    Pfizer, Inc.                                                         1,800            99,675
    Schering Plough Corp.                                                5,300           254,400
                                                                                  --------------
                                                                                  $    1,818,644
------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 0.4%
    AmeriSource Health Corp., "A"*                                       5,100    $      255,319
    Medtronic, Inc.                                                      2,200           198,825
    St. Jude Medical, Inc.*                                             16,200           616,612
    United Healthcare Corp.                                              8,100           393,863
                                                                                  --------------
                                                                                  $    1,464,619
------------------------------------------------------------------------------------------------
  Office Equipment - 0.1%
    Office Depot, Inc.*                                                 12,000    $      221,250
------------------------------------------------------------------------------------------------
  Oil Services - 0.1%
    Noble Drilling Corp.                                                 7,700    $      218,969
------------------------------------------------------------------------------------------------
  Oils - 0.1%
    Texaco, Inc.                                                         2,300    $      265,075
------------------------------------------------------------------------------------------------
  Pollution Control - 0.1%
    Waste Management, Inc.                                              15,700    $      502,400
------------------------------------------------------------------------------------------------
  Railroads - 0.2%
    Burlington Northern Santa Fe Railway Co.                             3,100    $      284,231
    Wisconsin Central Transportation Corp.*                              8,000           248,000
                                                                                  --------------
                                                                                  $      532,231
------------------------------------------------------------------------------------------------
  Restaurants and Lodging - 0.2%
    Hilton Hotels Corp.                                                  9,100    $      279,256
    Promus Hotel Corp.*                                                 10,000           388,125
                                                                                  --------------
                                                                                  $      667,381
------------------------------------------------------------------------------------------------
  Stores - 0.8%
    CVS Corp.                                                           20,800    $    1,172,600
    Rite Aid Corp.                                                      32,600         1,632,037
                                                                                  --------------
                                                                                  $    2,804,637
------------------------------------------------------------------------------------------------
  Supermarkets
    Safeway, Inc.*                                                       2,508    $      127,726
------------------------------------------------------------------------------------------------
  Telecommunications - 0.2%
    3Com Corp.*                                                          2,200    $      109,862
    Ascend Communications, Inc.*                                         2,900           123,069
    Cellular Communications International*                               2,500            90,000
    Cisco Systems, Inc.*                                                 3,400           256,275
    Lucent Technologies, Inc.                                            1,600           124,600
                                                                                  --------------
                                                                                  $      703,806
------------------------------------------------------------------------------------------------
  Utilities - Telephone - 0.7%
    MCI Communications Corp.                                            83,200    $    2,371,200
    Sprint Corp.                                                         2,900           136,300
                                                                                  --------------
                                                                                  $    2,507,500
------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                 $   26,975,760
------------------------------------------------------------------------------------------------
Foreign Stocks - 48.5%
  Australia - 1.7%
    Q.B.E. Insurance Group Ltd. (Insurance)                            632,141    $    3,412,550
    Seven Network Ltd. (Entertainment)                                 615,300         2,475,475
                                                                                  --------------
                                                                                  $    5,888,025
------------------------------------------------------------------------------------------------
  Canada - 1.8%
    Canadian National Railway Co. (Railroads)                          119,100    $    5,917,781
------------------------------------------------------------------------------------------------
  Chile - 0.9%
    Chilectra SA, ADR (Utilities - Electric)                            98,000    $    3,021,546
------------------------------------------------------------------------------------------------
  Finland - 1.1%
    Huhtamaki Oy Group (Food Company)                                   36,000    $    1,421,276
    TT Tieto Oy (Computer Software - Systems)                           24,200         2,177,456
                                                                                  --------------
                                                                                  $    3,598,732
------------------------------------------------------------------------------------------------
  France - 2.1%
    TOTAL SA, "B" (Oils)*                                               18,000    $    1,681,799
    Televison Francaise (Broadcasting)                                  26,000         2,113,335
    Union des Assurances Federales SA (Insurance)                       32,000         3,310,397
                                                                                  --------------
                                                                                  $    7,105,531
------------------------------------------------------------------------------------------------
  Germany - 2.0%
    adidas AG (Apparel and Textiles)                                    23,000    $    2,757,763
    Henkel Kgaa (Consumer Goods and Services)                           53,500         2,693,030
    Volkswagen AG (Automotive)                                           1,950         1,395,320
                                                                                  --------------
                                                                                  $    6,846,113
------------------------------------------------------------------------------------------------
  Greece - 0.5%
    Hellenic Telecommunication Organization SA
      (Telecommunications)                                              68,370    $    1,516,529
------------------------------------------------------------------------------------------------
  Hong Kong - 2.2%
    Asia Satellite Telecommunications Holdings Ltd.
      (Telecommunications)*                                             80,000    $      222,992
    Hong Kong Electric Holdings Ltd. (Utilities -
      Electric)                                                        357,000         1,248,500
    Li & Fung Ltd. (Wholesale)                                       1,250,000         1,274,250
    Liu Chong Hing Bank (Banks and Credit Cos.)                        554,000         1,476,299
    Peregrine Investment Holdings (Brokerage)                          653,000         1,213,470
    Wing Hang Bank Ltd. (Banks and Credit Cos.)                        452,400         1,926,591
                                                                                  --------------
                                                                                  $    7,362,102
------------------------------------------------------------------------------------------------
  Indonesia - 0.7%
    PT Indosat (Telecommunications)                                    178,000    $      367,000
    PT Indosat, ADR (Telecommunications)                                68,300         1,481,256
    PT Semen Gresik (Building Materials)                               595,000           613,402
                                                                                  --------------
                                                                                  $    2,461,658
------------------------------------------------------------------------------------------------
  Ireland - 0.1%
    Elan Corp., PLC, ADR (Health Products)*                              6,200    $      282,100
------------------------------------------------------------------------------------------------
  Italy - 0.6%
    INA - Instituto Nazionale delle Assicurazioni
      (Insurance)                                                      463,000    $      674,360
    Telecom Italia S.p.A., Saving Shares
      (Telecommunications)                                             853,000         1,423,316
                                                                                  --------------
                                                                                  $    2,097,676
------------------------------------------------------------------------------------------------
  Japan - 10.1%
    Bridgestone Corp. (Tire and Rubber)                                 98,000    $    2,169,652
    Canon, Inc. (Special Products and Services)                        145,000         4,003,726
    DDI Corp. (Telecommunications)                                         575         3,003,731
    Eisai Co. Ltd. (Pharmaceuticals)                                   107,000         2,031,748
    Fuji Photo Film Co. (Photographic Products)                         53,000         2,039,133
    Kinki Coca-Cola Bottling Co. (Beverages)                            56,000           696,518
    Kirin Beverage Corp. (Beverages)                                   111,000         1,794,770
    Nippon Broadcasting (Broadcasting)                                  20,000         1,477,610
    Nitto Denko Corp. (Industrial Goods and Services)                  140,000         2,426,202
    Osaka Sanso Kogyo Ltd. (Chemicals)                                 320,000           676,608
    Rohm Co. (Electronics)                                              18,000         1,865,672
    Sony Corp. (Electronics)                                            42,000         3,656,713
    Takeda Chemical Industries (Pharmaceuticals)                       110,000         2,927,859
    TDK Corp. (Special products and Services)                           40,000         3,071,308
    Ushio, Inc. (Electronics)                                          226,000         2,342,445
                                                                                  --------------
                                                                                  $   34,183,695
------------------------------------------------------------------------------------------------
  Malaysia - 0.5%
    New Straits Times Press Berhad (Printing and
      Publishing)                                                      126,000    $      560,952
    UMW Holdings Berhad (Automobiles)                                  462,000         1,241,995
                                                                                  --------------
                                                                                  $    1,802,947
------------------------------------------------------------------------------------------------
  Mexico - 0.1%
    TV Azteca, SA de C V (Broadcasting)*                                22,800    $      410,400
------------------------------------------------------------------------------------------------
  Netherlands - 3.0%
    Ahrend Kon (Office Equipment)                                       67,938    $    2,216,817
    Akzo Nobel (Chemicals)                                              22,500         3,479,882
    IHC Caland NV (Machinery/Industrial)                                25,334         1,448,188
    Royal Dutch Petroleum (Oils)                                        56,000         2,835,717
                                                                                  --------------
                                                                                  $    9,980,604
------------------------------------------------------------------------------------------------
  Peru - 0.4%
    Telefonica del Peru SA, ADR (Telecommunications)                    62,000    $    1,449,250
------------------------------------------------------------------------------------------------
  Philippines - 0.1%
    Alsons Cement Corp. (Building Materials)*##                      3,479,250    $      323,651
------------------------------------------------------------------------------------------------
  Poland - 0.2%
    Kghm Polska Miedz Sa (Metals and Minerals)##                        58,100    $      697,200
------------------------------------------------------------------------------------------------
  Portugal - 1.9%
    Banco Espirito Santo e Comercial de Lisboa SA
      (Banks and Credit Cos.)                                           63,900    $    1,567,882
    Banco Totta E Acores (Financial Institutions)                      145,000         2,601,141
    Telecel - Comunicacaoes Pessoais SA
      (Telecommunication)                                               29,300         2,131,197
                                                                                  --------------
                                                                                  $    6,300,220
------------------------------------------------------------------------------------------------
  Singapore - 1.0%
    Hong Leong Finance Ltd. (Finance)+                                 897,000    $    1,750,675
    Mandarin Oriental International, Ltd.
      (Restaurants and Lodgings)                                     1,365,999         1,529,919
                                                                                  --------------
                                                                                  $    3,280,594
------------------------------------------------------------------------------------------------
  Spain - 1.4%
    Acerinox SA (Iron and Steel)                                        14,000    $    2,298,342
    Repsol SA (Oils)                                                    58,000         2,286,424
                                                                                  --------------
                                                                                  $    4,584,766
------------------------------------------------------------------------------------------------
  Sweden - 2.5%
    Astra AB (Pharmaceuticals)                                         206,000    $    3,102,587
    Skandia Foersaekrings AB (Insurance)                                56,000         2,161,723
    Sparbanken Sverige AB (Banks and Credit Cos.)                      142,000         3,073,235
                                                                                  --------------
                                                                                  $    8,337,545
------------------------------------------------------------------------------------------------
  Switzerland - 0.8%
    Novartis AG (Pharmaceuticals)                                        2,007    $    2,834,298
------------------------------------------------------------------------------------------------
  United Kingdom - 12.3%
    Danka Business Systems, ADR (Business Services)                      1,000    $       46,750
    ASDA Group PLC (Supermarkets)                                    2,030,000         4,761,568
    Avis Europe PLC (Auto Rental)##                                    630,000         1,439,487
    British Aerospace PLC (Aerospace and Defense)                      204,000         4,773,600
    British Petroleum PLC (Oil and Gas)                                238,736         3,334,832
    British Petroleum PLC, ADR (Oil and Gas)                             5,833           493,618
    Capital Radio PLC (Broadcasting)                                    71,000           581,028
    Carlton Communicatons PLC (Broadcasting)                           387,000         3,079,204
    Corporate Services Group (Business Services)                       502,000         1,578,137
    Grand Metropolitan (Food and Beverage Products)                    430,000         3,947,443
    Jarvis Hotels PLC (Restaurants and Lodging)*+                      517,800         1,300,558
    Kwik-Fit Holdings PLC (Retail)                                     482,000         2,343,195
    Lloyds TSB Group PLC (Banks and Credit Cos.)                       253,457         2,920,256
    PowerGen PLC (Utilities - Electric)*                               378,997         4,790,446
    Storehouse PLC (Retail)*                                           733,971         2,711,803
    Tomkins PLC (Diversified Operations)                               680,000         3,294,763
                                                                                  --------------
                                                                                  $   41,396,688
------------------------------------------------------------------------------------------------
  Venezuela - 0.5%
    Compania Anonima Nacional Telefonos de Venezuela,
      ADR (Telecommunications)*                                         41,000    $    1,691,250
------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                              $  163,370,901
------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $170,531,331)                                      $  190,346,661
------------------------------------------------------------------------------------------------

Warrants - 0.5%
------------------------------------------------------------------------------------------------
                                                                        SHARES
------------------------------------------------------------------------------------------------
Warrants - 0.5%
Foreign Stocks
  Peregrine Investment Holdings (Hong Kong)*                            46,800    $       23,252
  Ciba Specialty Chemicals (Switzerland)*                               19,432         1,672,816
------------------------------------------------------------------------------------------------
Total Warrants (Identified Cost, $1,429,855)                                      $    1,696,068
------------------------------------------------------------------------------------------------

Preferred Stock - 0.4%
------------------------------------------------------------------------------------------------
ISSUER                                                                  SHARES             VALUE
------------------------------------------------------------------------------------------------
Entertainment - 0.4%
  Time-Warner, Inc., "K", 10.25s##
    (Identified Cost, $1,093,406)                                        1,078    $    1,226,119
------------------------------------------------------------------------------------------------

Bonds - 14.5%
------------------------------------------------------------------------------------------------
                                                              PRINCIPAL AMOUNT
                                                                 (000 OMITTED)
------------------------------------------------------------------------------------------------
U.S. Bonds - 12.7%
  Aerospace - 0.5%
    BE Aerospace, Inc., 9.875s, 2006                                  $  1,250    $    1,328,125
    Howmet Corp., 10s, 2003                                                250           270,000
                                                                                  --------------
                                                                                  $    1,598,125
------------------------------------------------------------------------------------------------
  Automotive - 0.4%
    Hayes Wheels International, Inc., 9.125s, 2007##                  $  1,500    $    1,518,750
------------------------------------------------------------------------------------------------
  Building - 1.0%
    American Standard, Inc., 0s to 1998, 10.5s to 2005                $    750    $      744,375
    Building Materials Corp., 0s to 1999, 11.75s to 2004                 1,525         1,406,812
    Nortek, Inc., 9.25s, 2007                                              250           251,875
    Nortek, Inc., 9.875s, 2004                                             900           909,000
                                                                                  --------------
                                                                                  $    3,312,062
------------------------------------------------------------------------------------------------
  Chemicals - 1.2%
    Harris Chemical North America, Inc., 10.25s, 2001                 $  1,500    $    1,569,375
    NL Industries, Inc., 11.75s, 2003                                      750           823,125
    Sterling Chemicals, Inc., 11.25s, 2007                               1,500         1,614,375
                                                                                  --------------
                                                                                  $    4,006,875
------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 2.0%
    E & S Holdings Corp., 10.375s, 2006                               $    800    $      803,000
    FoodBrands America, Inc., 10.75s, 2006                                 750           872,145
    Kindercare Learning Center, Inc., 9.5s, 2009                           650           632,125
    Panamsat LP/Capital Corp., 0s to 1998, 11.375s to 2003               1,500         1,477,890
    Polymer Group, Inc., 9s, 2007##                                      1,500         1,518,750
    Sealy Corp., 10.25s, 2003                                            1,000         1,055,000
    Westpoint Stevens, Inc., 9.375s, 2005                                  500           521,250
                                                                                  --------------
                                                                                  $    6,880,160
------------------------------------------------------------------------------------------------
  Containers - 1.4%
    Gaylord Container Corp., 9.75s, 2007##                            $  1,500    $    1,522,500
    Silgan Holdings, Inc., 9s, 2009##                                    1,500         1,522,500
    Stone Container Corp., 9.875s, 2001                                  1,500         1,518,750
                                                                                  --------------
                                                                                  $    4,563,750
------------------------------------------------------------------------------------------------
  Entertainment - 0.3%
    AMC Entertainment, Inc., 9.5s, 2009##                             $    100    $      100,500
    Cinemark USA, Inc., 9.625s, 2008                                     1,000         1,010,000
                                                                                  --------------
                                                                                  $    1,110,500
------------------------------------------------------------------------------------------------
  Food and Beverage Products - 0.6%
    Borden Incorporated, 9.25s, 2019                                  $  2,000    $    2,028,620
------------------------------------------------------------------------------------------------
  Information, Paging, and Technology - 0.9%
    Comcast Cellular Holdings, Inc., 9.5s, 2007##                     $  1,500    $    1,552,500
    Iron Mountain, Inc., 10.125s, 2006                                   1,500         1,620,000
                                                                                  --------------
                                                                                  $    3,172,500
------------------------------------------------------------------------------------------------
  Machinery - 0.2%
    AGCO Corp., 8.5s, 2006                                            $    750    $      776,250
------------------------------------------------------------------------------------------------
  Media - 0.7%
    Cablevision Systems Corp., 9.25s, 2005                            $    750    $      772,500
    Chancellor Radio Broadcasting Corp., 8.75s, 2007##                     750           757,500
    Jones Intercable, Inc., 8.875s, 2007                                   750           776,250
                                                                                  --------------
                                                                                  $    2,306,250
------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 0.3%
    Tenet Healthcare Corp., 8.625s, 2007                              $    240    $      247,200
    Tenet Healthcare Corp., 10.125s, 2005                                  560           614,600
                                                                                  --------------
                                                                                  $      861,800
------------------------------------------------------------------------------------------------
  Metals and Minerals - 1.2%
    Alaska Steel Corp., 9.125s, 2006                                  $  1,000    $    1,052,500
    Kaiser Aluminum & Chemical Corp., 9.875s, 2002                       2,000         2,070,000
    WCI Steel, Inc., 10s, 2004                                             750           789,375
                                                                                  --------------
                                                                                  $    3,911,875
------------------------------------------------------------------------------------------------
  Oil Services
    Falcon Drilling, Inc., 8.875s, 2003                               $    150    $      157,125
------------------------------------------------------------------------------------------------
  Oils - 0.2%
    Gulf Canada, 9.25s, 2004                                          $    500    $      528,160
------------------------------------------------------------------------------------------------
  Restaurants and Lodging - 0.1%
    Red Roof Inns, Inc., 9.625s, 2003                                 $    250    $      256,875
------------------------------------------------------------------------------------------------
  Retail - 0.2%
    Revlon, Inc., 10.5s, 2003                                         $    800    $      846,000
------------------------------------------------------------------------------------------------
  Special Products and Services - 0.7%
    IMO Industries, Inc., 11.75s, 2006                                $    750    $      811,875
    Thermadyne Industries Holdings Corp., 10.75s, 2003                   1,520         1,580,800
                                                                                  --------------
                                                                                  $    2,392,675
------------------------------------------------------------------------------------------------
  Supermarkets - 0.7%
    Dominick's Finer Foods, Inc., 10.875s, 2005                       $    700    $      784,000
    Pathmark Stores, Inc., 9.625s, 2003                                    750           723,750
    Ralph's Grocery Co., 10.45s, 2004                                      800           872,000
                                                                                  --------------
                                                                                  $    2,379,750
------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                  $   42,608,102
------------------------------------------------------------------------------------------------
Foreign Bonds - 1.8%
  Canada - 0.2%
    Rogers Cantel, Inc., 9.375s, 2008 (Cellular Telephones)           $    750    $      795,000
------------------------------------------------------------------------------------------------
  Greece - 0.3%
    Hellenic Republic, 11.1s, 2003                                 GRD  90,000    $      321,812
    Hellenic Republic, 12.6s, 2003                                     116,500           416,978
    Hellenic Republic, 13.4s, 2003                                      30,000           107,071
                                                                                  --------------
                                                                                  $      845,861
------------------------------------------------------------------------------------------------
  Indonesia - 1.3%
    APP International Finance Co., 10.25s, 2000 (Finance)             $  1,000    $    1,012,500
    APP International Finance Co., 11.75s, 2005 (Finance)                1,500         1,578,750
    PT Indah Kiat International Finance Co BV,
      11.875s, 2002 (Forest & Paper Products)                            1,250         1,380,500
    PT Indah Kiat, Pulp & Paper, 8.875s, 2000 (Forest &
      Paper Products)##                                                    500           488,750
                                                                                  --------------
                                                                                  $    4,460,500
------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                               $    6,101,361
------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $48,491,821)                                        $   48,709,463
------------------------------------------------------------------------------------------------

Contingent Promissory Note - 5.1%
------------------------------------------------------------------------------------------------
  Cargill, interest rate linked to commodity index, matures in
      2002 (Illiquid)
    (Identified Cost, $17,085,000)                                    $ 17,000    $   17,085,000
------------------------------------------------------------------------------------------------
Convertible Bond - 0.3%
------------------------------------------------------------------------------------------------
U.S. Bonds - 0.3%
  Automotive - 0.3%
    Exide Corp., 2.9s, 2005## (Identified Cost, $995,583)             $  1,600    $    1,016,000
------------------------------------------------------------------------------------------------

Short-Term Obligations - 27.3%
------------------------------------------------------------------------------------------------
Federal Home Loan Bank Consolidated Discount Note, due 9/03/97        $  6,175    $    6,173,151
Federal Home Loan Mortgage Corp., due 9/05/97 - 10/07/97                49,255        49,125,357
Federal Home Loan Mortgage Discount Notes, due 9/09/97 - 10/15/97       21,335        21,243,288
Federal National Mortgage Assn., due 9/16/97                             3,800         3,791,371
Federal National Mortgage Assn. Discount Notes, due 9/26/97                100            99,626
Student Loan Marketing Discount Note, due 9/02/97                       11,540        11,538,256
------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                   $   91,971,049
------------------------------------------------------------------------------------------------

Call Options Purchased
------------------------------------------------------------------------------------------------
                                                              PRINCIPAL AMOUNT
                                                                  OF CONTRACTS
ISSUER/EXPIRATION MONTH/STRIKE PRICE                             (000 OMITTED)             VALUE
------------------------------------------------------------------------------------------------
Finnish Markkaa/Deutsche Marks
  January/2.8804                                      FIM              163,592    $       13,135
Swedish Kronor/Deutsche Marks
  November/4.1                                        SEK              154,334             7,101
------------------------------------------------------------------------------------------------
Total Call Options Purchased (Premiums Paid, $172,669)                            $       20,236
------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $331,770,714)                                 $  352,070,596
------------------------------------------------------------------------------------------------

Call Options Written - (0.4)%
------------------------------------------------------------------------------------------------
DESCRIPTION/EXPIRATION MONTH/STRIKE PRICE
------------------------------------------------------------------------------------------------
Swiss Francs/Deutsche Marks
  March/0.847 (Premiums Received, $386,669)           CHF               55,447    $   (1,452,059)
------------------------------------------------------------------------------------------------

Put Options Written - (0.1)%
------------------------------------------------------------------------------------------------
Finnish Markkaa/Deutsche Marks January/3.00           FIM              170,385    $     (361,402)
Norweigan Krone/Deutsche Marks October/4.25           NOK              114,683           (26,968)
------------------------------------------------------------------------------------------------
Total Put Options Written (Premiums Received, $298,290)                           $     (388,370)

Other Assets, Less Liabilities - (4.0)%                                           $  (13,299,190)
------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                               $  336,930,977
------------------------------------------------------------------------------------------------

 *Non-income producing security.
##SEC Rule 144A restriction.
 +Restricted security.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

AUD  =  Australian Dollars              GRD  =  Greek Drachma
CAD  =  Canadian Dollars                HKD  =  Hong Kong Dollars
CHF  =  Swiss Francs                    IEP  =  Irish Punts
DEM  =  Deutsche Marks                  ITL  =  Italian Lire
DKK  =  Danish Kroner                   JPY  =  Japanese Yen
ECU  =  European Currency Units         NOK  =  Norwegian Krone
ESP  =  Spanish Pesetas                 NZD  =  New Zealand Dollars
FIM  =  Finnish Markkaa                 PTE  =  Portuguese Escudos
FRF  =  French Francs                   SEK  =  Swedish Kronor
GBP  =  British Pounds

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
AUGUST 31, 1997
--------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $331,770,714)             $352,070,596
  Cash                                                                   108,548
  Foreign Currency, at value (identified cost, $119,823)                 110,509
  Net receivable for forward foreign currency exchange
   contracts to sell                                                   6,234,288
  Receivable for Fund shares sold                                        481,907
  Receivable for investments sold                                      1,409,824
  Interest and dividends receivable                                    1,793,011
  Other assets                                                             3,016
  Deferred organization expenses                                          17,219
                                                                    ------------
      Total assets                                                  $362,228,918
                                                                    ------------
Liabilities:
  Payable for Fund shares reacquired                                $    169,906
  Payable for investments purchased                                   18,319,540
  Net payable for forward foreign currency exchange
   contracts to purchase                                               3,734,409
  Net payable for forward foreign currency exchange
   contracts closed or subject to master netting                         758,751
  Written options outstanding, at value (premiums received,
   $684,959)                                                           1,840,429
  Payable to affiliates -
    Management fee                                                        16,916
    Shareholder servicing agent fee                                        3,665
    Distribution fee                                                     310,019
  Accrued expenses and other liabilities                                 144,306
                                                                    ------------
      Total liabilities                                             $ 25,297,941
                                                                    ------------
Net assets                                                          $336,930,977
                                                                    ============
Net assets consist of:
  Paid-in capital                                                   $293,242,936
  Unrealized appreciation on investments and translation of
   assets and liabilities in foreign currencies                       20,876,226
  Accumulated undistributed net realized gain on
   investments and foreign currency transactions                      20,006,806
  Accumulated undistributed net investment income                      2,805,009
                                                                    ------------
      Total                                                         $336,930,977
                                                                    ============
Shares of beneficial interest outstanding                            18,008,304
                                                                     ==========
Class A shares:
  Net asset value per share
    (net assets of $111,958,701 / 5,971,079 shares of
     beneficial interest outstanding)                                  $18.75
                                                                       ======
  Offering price per share (100 / 95.25 of net asset value
   per share)                                                          $19.69
                                                                       ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $166,864,816 / 8,924,447 shares of
     beneficial interest outstanding)                                  $18.70
                                                                       ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $58,073,642 / 3,110,973 shares of
     beneficial interest outstanding)                                  $18.67
                                                                       ======
Class I shares:
  Net asset value per share
    (net assets of $33,818 / 1,805 shares of beneficial
     interest outstanding)                                             $18.74
                                                                       ======
On sales of $100,000 or more, the offering price of Class A shares is reduced.
A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

Statement of Operations
--------------------------------------------------------------------------------
YEAR ENDED AUGUST 31, 1997
--------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                       $ 8,663,691
    Dividends                                                        3,861,826
    Foreign taxes withheld                                            (468,115)
                                                                   -----------
      Total investment income                                      $12,057,402
                                                                   -----------
  Expenses -
    Management fee                                                 $ 1,842,326
    Trustees' compensation                                              41,064
    Shareholder servicing agent fee                                    282,462
    Shareholder servicing agent fee (Class A)                           46,165
    Shareholder servicing agent fee (Class B)                           99,975
    Shareholder servicing agent fee (Class C)                           20,333
    Distribution and service fee (Class A)                             516,917
    Distribution and service fee (Class B)                           1,525,599
    Distribution and service fee (Class C)                             507,377
    Administrative fee                                                  25,004
    Custodian fee                                                      206,257
    Printing                                                            90,526
    Auditing fee                                                        54,448
    Postage                                                             53,163
    Amortization or organization expenses                                6,782
    Legal fee                                                            4,561
    Miscellaneous                                                      198,262
                                                                   -----------
      Total expenses                                               $ 5,521,221
    Fees paid indirectly                                               (13,352)
    Reduction of expenses by distributor (Class A)                     (26,751)
                                                                   -----------
      Net expenses                                                 $ 5,481,118
                                                                   -----------
        Net investment income                                      $ 6,576,284
                                                                   -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (identified cost basis) -
    Investment transactions                                        $20,363,050
    Written option transactions                                        383,949
    Foreign currency transactions                                      754,571
                                                                   -----------
      Net realized gain on investments and
        foreign currency transactions                              $21,501,570
                                                                   -----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                    $11,999,783
    Written options                                                 (1,202,201)
    Translation of assets and liabilities
      in foreign currencies                                          2,923,978
                                                                   -----------
      Net unrealized gain on investments and
        foreign currency translation                               $13,721,560
                                                                   -----------
        Net realized and unrealized gain on
          investments and foreign currency                         $35,223,130
                                                                   -----------
          Increase in net assets from operations                   $41,799,414
                                                                   ===========

See notes to financial statements

Statement of Changes in Net Assets
-----------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                                                     1997             1996
-----------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                          $   6,576,284    $   4,164,411
  Net realized gain on investments and foreign currency
   transactions                                                     21,501,570       21,499,473
  Net unrealized gain (loss) on investments and foreign
   currency translation                                             13,721,560       (1,720,591)
                                                                 -------------    -------------
    Increase in net assets from operations                       $  41,799,414    $  23,943,293
                                                                 -------------    -------------
Distributions declared to shareholders -
  From net investment income (Class A)                           $  (2,207,631)   $  (2,008,957)
  From net investment income (Class B)                              (2,457,334)      (2,218,582)
  From net investment income (Class C)                                (857,364)        (565,751)
  From net investment income (Class I)                                    (256)            --
  From net realized gain on investments and foreign currency
   transactions (Class A)                                           (5,984,967)      (2,800,463)
  From net realized gain on investments and foreign currency
   transactions (Class B)                                           (9,094,467)      (4,012,442)
  From net realized gain on investments and foreign currency
   transactions (Class C)                                           (2,927,754)        (929,505)
                                                                 -------------    -------------
    Total distributions declared to shareholders                 $ (23,529,773)   $ (12,535,700)
                                                                 -------------    -------------
Fund share (principal) transactions -
  Net proceeds from sale of shares                               $ 184,908,298    $  91,720,629
  Net asset value of shares issued to shareholders in
    reinvestment of distributions                                   20,249,659       10,664,692
  Cost of shares reacquired                                       (130,635,200)     (31,243,387)
                                                                 -------------    -------------
    Increase in net assets from Fund share transactions          $  74,522,757    $  71,141,934
                                                                 -------------    -------------
      Total increase in net assets                               $  92,792,398    $  82,549,527
Net assets:
  At beginning of year                                             244,138,579      161,589,052
                                                                 -------------    -------------
At end of year (including accumulated undistributed net
investment income of $2,805,009 and $1,613,207,
 respectively)                                                   $ 336,930,977    $ 244,138,579
                                                                 =============    =============

See notes to financial statements

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                                                        1997            1996            1995           1994*
------------------------------------------------------------------------------------------------------------------------------------
                                                                           CLASS A
------------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                      $17.68          $16.63          $15.33          $15.00
                                                                           ------          ------          ------          ------

Income from investment operations# -
  Net investment income(S)                                                 $ 0.46          $ 0.43          $ 0.55          $ 0.04
  Net realized and unrealized gain (loss) on
   investments and foreign currency transactions                             2.19            1.85            1.17            0.29
                                                                           ------          ------          ------          ------
      Total from investment operations                                     $ 2.65          $ 2.28          $ 1.72          $ 0.33
                                                                           ------          ------          ------          ------

Less distributions declared to shareholders -
  From net investment income                                               $(0.40)         $(0.49)         $(0.37)         $ --
  From net realized gain on investments and foreign
   currency transactions                                                    (1.18)          (0.74)          (0.05)           --
                                                                           ------          ------          ------          ------
      Total distributions declared to shareholders                         $(1.58)         $(1.23)         $(0.42)         $ --
                                                                           ------          ------          ------          ------
Net asset value - end of period                                            $18.75          $17.68          $16.63          $15.33
                                                                           ======          ======          ======          ======
Total return(+)                                                            15.67%          14.23%          11.48%           2.20%++
Ratios (to average net assets)/Supplemental data:(S)
  Expenses##                                                                1.43%           1.48%           1.47%           1.50%+
  Net investment income                                                     2.51%           2.45%           3.49%           2.43%+
Portfolio turnover                                                           128%            202%            118%              1%
Average Commission Rate###                                               $ 0.0000         $0.0219         $   --          $   --
Net assets at end of period (000 omitted)                                $111,959         $86,457         $58,663         $25,254

  *For the period from the commencement of the Fund's investment operations, July 22, 1994, through August 31, 1994.
  +Annualized.
 ++Not annualized.
  #Per share data are based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
###Average commission rate is calculated for funds with fiscal years beginning on or after
   September 1, 1995.
(+)Total returns for Class A shares do not include the applicable sales charge. If the sales charge had been included the results would have been lower.
(S)The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

    Net investment income                                                  $ 0.45          $ 0.42          $ 0.52          $ 0.02
    Ratios (to average net assets):
      Expenses##                                                            1.46%           1.53%           1.67%           2.62%+
      Net investment income                                                 2.48%           2.40%           3.29%           1.31%+

See notes to financial statements

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                                         1997              1996              1995            1994**
------------------------------------------------------------------------------------------------------------------------
                                                            CLASS B
------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                       $17.63            $16.58            $15.31            $15.00
                                                            ------            ------            ------            ------
Income from investment operations# -
  Net investment income(S)                                  $ 0.36            $ 0.32            $ 0.43            $ 0.02
  Net realized and unrealized gain on investments
   and foreign currency transactions                          2.19              1.85              1.17              0.29
                                                            ------            ------            ------            ------
      Total from investment operations                      $ 2.55            $ 2.17            $ 1.60            $ 0.31
                                                            ------            ------            ------            ------
Less distributions declared to shareholders -
  From net investment income                                $(0.30)           $(0.38)           $(0.28)           $ --
In excess of net investment income                            --               (0.74)            (0.05)             --
  From net realized gain on investments and foreign
   currency transactions                                     (1.18)             --                --                --
                                                            ------            ------            ------            ------
      Total distributions declared to shareholders          $(1.48)           $(1.12)           $(0.33)           $ --
                                                            ------            ------            ------            ------
Net asset value - end of period                             $18.70            $17.63            $16.58            $15.31
                                                            ======            ======            ======            ======
Total return                                                15.01%            13.58%            10.65%             2.07%++
Ratios (to average net assets)/Supplemental data:(S)
  Expenses##                                                 1.98%             2.10%             2.24%             2.57%+
  Net investment income                                      1.96%             1.83%             2.75%             1.39%+
Portfolio turnover                                            128%              202%              118%                1%
Average Commission Rate###                                $ 0.0000          $ 0.0219          $   --            $   --
Net assets at end of period (000 omitted)                 $166,865          $124,399          $ 83,601          $ 26,495

 **For the period from the commencement of the Fund's offering of Class B shares, July 22,
   1994, through August 31, 1994.
  +Annualized.
 ++Not annualized.
  #Per share data are based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
###Average commission rate is calculated for funds with fiscal years beginning on or after
   September 1, 1995.
(S)The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

    Net investment income                                   $  --                --                --             $ 0.01
    Ratios (to average net assets):
      Expenses##                                               --                --                --              3.21%+
      Net investment income                                    --                --                --              0.75%+

See notes to financial statements

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                                            1997             1996             1995             1994***
---------------------------------------------------------------------------------------------------------------------------
                                                               CLASS C
---------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                          $17.62           $16.58           $15.31           $15.00
                                                               ------           ------           ------           ------
Income from investment operations# -
  Net investment income(S)                                     $ 0.36           $ 0.33           $ 0.46           $ 0.03
  Net realized and unrealized gain (loss) on investments
   and foreign currency transactions                             2.18             1.85             1.16             0.28
                                                               ------           ------           ------           ------
      Total from investment operations                         $ 2.54           $ 2.18           $ 1.62           $ 0.31
                                                               ------           ------           ------           ------

Less distributions declared to shareholders -
  From net investment income                                   $(0.31)          $(0.40)          $(0.30)          $ --
  From net realized gain on investments and foreign
   currency transactions                                        (1.18)           (0.74)           (0.05)            --
                                                               ------           ------           ------           ------
      Total distributions declared to shareholders                                                                $
                                                               $(1.49)          $(1.14)          $(0.35)            --
                                                               ------           ------           ------           ------
Net asset value - end of period                                $18.67           $17.62           $16.58           $15.31
                                                               ======           ======           ======           ======
Total return                                                   15.06%           13.62%           10.72%            2.07%++
Ratios (to average net assets)/Supplemental data:(S)
  Expenses##                                                    1.96%            2.03%            2.18%            2.50%+
  Net investment income                                         2.00%            1.89%            2.91%            1.68%+
Portfolio turnover                                               128%             202%             118%               1%
Average Commission Rate###                                    $0.0000          $0.0219          $  --            $  --
Net assets at end of period (000 omitted)                     $58,074          $33,283          $19,325          $ 3,435

***For the period from the commencement of the Fund's offering of Class C shares, July 22,
   1994, through August 31, 1994.
  +Annualized.
 ++Not annualized.
  #Per share data are based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
###Average commission rate is calculated for funds with fiscal years beginning on or after
   September 1, 1995.
(S)The investment adviser and the distributor voluntarily waived a portion of their management fee and distribution fee, respectively, for certain of the periods indicated.
   If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

    Net investment income                                      $  --               --               --            $ 0.02
    Ratios (to average net assets):
      Expenses                                                    --               --               --             3.18%+
      Net investment income                                       --               --               --             1.00%+

See notes to financial statements

------------------------------------------------------------------------------
                                              PERIOD ENDED AUGUST 31, 1997****
------------------------------------------------------------------------------
                                                                    CLASS I
------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                $17.56
                                                                     ------
Income from investment operations# -
  Net investment income                                              $ 0.28
  Net realized and unrealized gain on investments and
   foreign currency transactions                                       1.16
                                                                     ------
      Total from investment operations                               $ 1.44
                                                                     ------

Less distributions declared to shareholders -
  From net investment income                                          (0.26)
                                                                     ------
      Total distributions declared to shareholders                    (0.26)
                                                                     ------
Net asset value - end of period                                      $18.74
                                                                     ======
Total return                                                          8.22%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                          0.97%+
  Net investment income                                               3.43%+
Portfolio turnover                                                     128%
Average commission rate                                             $0.0000
Net assets at end of period (000 omitted)                               $34

   +Annualized.
  ++Not annualized.
****For the period from the commencement of the Fund's offering of Class I shares, January 7, 1997, through August 31, 1997.
   #Per share data are based on average shares outstanding.
  ##The Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS World Asset Allocation Fund (the Fund) is a non-diversified series of MFS Series Trust I (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the foreign currency and translated into U.S. dollars at the closing daily exchange rate. Options contracts listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Fund operations.

Written Options - The Fund may also write call or put options in exchange for a premium. The premium is initially recorded as a liability which is subsequently adjusted to the current value of the options contract. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the Fund. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income-producing strategy reflecting the view of the Fund's management on the direction of interest rates.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premiums and original issue discounts are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The Fund uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's average daily net assets. This fee is reduced according to an expense offset arrangement with State Street Bank, the dividend disbursing agent, which provides for partial reimbursement of custody fees based on a formula developed to measure the value of cash deposited by the Fund with the custodian and with the dividend disbursing agent. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended August 31, 1997, $138,103 was reclassified from accumulated net realized gain on investments to undistributed net investment income due to differences between book and tax accounting for currency transactions. This change had no effect on the net assets or net asset value per share. At August 31, 1997, accumulated undistributed net investment income (realized gain on investments and foreign currency transactions) under book accounting were different from tax accounting due to temporary differences in accounting for foreign currency transactions.

Capital gains taxes have been provided on unrealized and realized gains from securities transactions in countries where such a capital gains tax is applicable. Realized and unrealized gain is reported net of any capital gains tax in the Statement of Operations.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares. The classes of shares differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services and general office facilities. The management fee is computed daily and paid monthly at an effective annual rate of 0.60% of average daily net assets.

Administrator - Effective March 1, 1997, the Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, compliance, shareholder communications, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee up to 0.015% per annum of the Fund's average daily net assets, provided that the administrative fee is not assessed on Fund assets that exceed $3 billion.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $17,093 for the year ended August 31, 1997.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $96,516 for the year ended August 31, 1997, as its portion of the sales charge on sales of Class A shares of the Fund. The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.50% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. MFD retains the service fee for accounts not attributable to a securities dealer which amounted to $31,646 for the year ended August 31, 1997. Fees incurred under the distribution plan during the year ended August 31, 1997, were 0.47% of average daily net assets attributable to Class A shares on an annualized basis. The Fund began paying distribution fees at a rate of 0.50% per annum of the Fund's average daily net assets attributable to Class A, as of April 1, 1997. Prior to that, service fees with securities dealers were reduced by a maximum of 0.10% per annum. The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $25,618 and $317 for Class B and Class C shares, respectively, for the year ended August 31, 1997. Fees incurred under the distribution plan during the year ended August 31, 1997, were 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis respectively.

Purchases over $1 million of Class A shares and certain purchases by retirement plans are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following such purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class C shares in the event of a shareholder redemption within twelve months of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended August 31, 1997, were $2,458, $219,072, and $13,120 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an effective annual rate of 0.13%. Prior to January 1, 1997, the fee was calculated as a percentage of the average daily net assets of each class of shares at an effective annual rate of up to 0.15%, up to 0.22%, and up to 0.15% attributable to Class A, Class B, and Class C shares, respectively.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                                     PURCHASES             SALES
------------------------------------------------------------------------------------------------
U.S. government securities                                        $ 25,919,164      $ 26,108,204
                                                                  ============      ============
Investments (non-U.S. government securities)                      $388,044,067      $339,689,070
                                                                  ============      ============

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                                      $331,358,035
                                                                                    ============
Gross unrealized appreciation                                                       $ 31,312,814
Gross unrealized depreciation                                                        (10,600,253)
                                                                                    ------------
Net unrealized appreciation                                                         $ 20,712,561
                                                                                    ============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares
                                           YEAR ENDED AUGUST 31, 1997        YEAR ENDED AUGUST 31, 1996
                                           --------------------------        --------------------------
                                             SHARES             AMOUNT          SHARES           AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                               5,682,250       $104,763,615       1,942,820      $34,004,181
Shares issued to shareholders in
 reinvestment of distributions              420,579          7,433,254         250,334        4,239,097
Shares reacquired                        (5,021,414)       (93,197,777)       (830,481)     (14,577,459)
                                          ---------       ------------       ---------      -----------
    Net increase                          1,081,415       $ 18,999,092       1,362,673      $23,665,819
                                          =========       ============       =========      ===========

Class B Shares
                                            YEAR ENDED AUGUST 31, 1997       YEAR ENDED AUGUST 31, 1996
                                          ----------------------------       --------------------------
                                             SHARES             AMOUNT          SHARES           AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                               2,743,292       $ 50,100,639       2,433,897      $42,393,057
Shares issued to shareholders in
 reinvestment of distributions              554,995          9,772,491         308,270        5,200,860
Shares reacquired                        (1,428,097)       (26,314,959)       (728,702)     (12,706,594)
                                          ---------       ------------       ---------      -----------
    Net increase                          1,870,190       $ 33,558,171       2,013,465      $34,887,323
                                          =========       ============       =========      ===========

Class C Shares
                                           YEAR ENDED AUGUST 31, 1997        YEAR ENDED AUGUST 31, 1996
                                          ----------------------------       --------------------------
                                             SHARES             AMOUNT          SHARES           AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                               1,647,309       $ 30,004,358         877,452      $15,323,391
Shares issued to shareholders in
 reinvestment of distributions              173,083          3,043,659          72,545        1,224,735
Shares reacquired                          (598,498)       (11,114,875)       (226,844)      (3,959,334)
                                          ---------       ------------       ---------      -----------
    Net increase                          1,221,894       $ 21,933,142         723,153      $12,588,792
                                          =========       ============       =========      ===========

Class I Shares
                                                        FOR THE PERIOD
                                                    JANUARY 7, 1997 TO
                                                       AUGUST 31, 1997
                                          ----------------------------
                                             SHARES             AMOUNT
----------------------------------------------------------------------
Shares sold                                   2,194       $     39,686
Shares issued to shareholders in
 reinvestment of distributions                   13                255
Shares reacquired                              (402)            (7,589)
                                          ---------       ------------
    Net increase                              1,805       $     32,352
                                          =========       ============

(6) Line of Credit
The Fund and other affiliated funds participate in a $400 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended August 31, 1997 was $2,564.

(7) Financial Instruments
The Fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, interest rate swap contracts, and futures contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions

                                                        1997 CALLS                               1997 PUTS
                                 ---------------------------------       ---------------------------------
                                 PRINCIPAL AMOUNTS                       PRINCIPAL AMOUNTS
                                      OF CONTRACTS                            OF CONTRACTS
                                     (000 OMITTED)        PREMIUMS           (000 OMITTED)        PREMIUMS
------------------------------------------------------------------------------------------------------------
OUTSTANDING, BEGINNING OF PERIOD -
  Japanese Government Bonds                  --           $  --                    681,000       $      55,463
Options written -
  Australian Dollars                         7,547          50,977                   --              --
  Deutsche Marks                             --              --                     52,920          88,720
  Deutsche Marks/British Pounds             48,820         156,032                  30,698          64,578
  Finnish Markka/Deutsche Marks              --              --                    170,385         142,065
  Japanese Government Bonds                203,000          14,634               1,472,000         130,559
  Japanese Yen                           9,360,128         803,752               6,130,600         390,779
  Norwegian Krona/Deutsche Marks             --              --                    114,683         156,225
  Swiss Francs/Deutsche Marks               75,349         520,889                   --              --
Options terminated in closing transactions -
  Australian Dollars                        (7,547)        (50,977)                   --              --
  Deutsche Marks                              --              --                   (52,920)        (88,720)
  Deutsche Marks/British Pounds            (48,820)       (156,032)                (30,698)        (64,578)
  Japanese Government Bonds               (203,000)        (14,634)             (2,153,000)       (186,022)
  Japanese Yen                          (5,715,453)       (657,027)             (4,087,079)       (279,458)
  Swiss Francs/Deutsche Marks              (19,902)       (134,220)                   --              --
Options expired -
  Japanese Yen                          (3,644,675)       (146,725)             (2,043,521)       (111,321)
                                         ---------       ---------               ---------       ---------
OUTSTANDING, END OF PERIOD                  55,447       $ 386,669                 285,068       $ 298,290
                                         =========       =========               =========       =========
Options outstanding at end of period consist of:
  Finnish Markka/Deutsche Marks              --          $   --                    170,385       $ 142,065
  Norwegian Krona/Deutsche Marks             --              --                    114,683         156,225
  Swiss Francs/Deutsche Marks               55,447         386,669                   --              --
                                         ---------       ---------               ---------       ---------
OUTSTANDING, END OF PERIOD                  55,447       $ 386,669                 285,068       $ 298,290
                                         =========       =========               =========       =========

At August 31, 1997, the Fund had sufficient cash and/or securities at least equal to the value of the written options.

                                                                                                       NET
                                                                                                UNREALIZED
                                      CONTRACTS TO                           CONTRACTS        APPRECIATION
           SETTLEMENT DATE         DELIVER/RECEIVE   IN EXCHANGE FOR          AT VALUE      (DEPRECIATION)
----------------------------------------------------------------------------------------------------------
Sales
                   1/07/98  CAD          9,483,802      $  6,960,589      $  6,885,105        $    75,484
                   1/07/98  CHF          9,985,173         6,683,069         6,793,587           (110,518)
                   1/07/98  DEM          9,160,289         5,392,434         5,105,293            287,141
                   1/07/98  DKK              6,258               965               915                 50
         1/07/98 - 1/15/98  ECU         19,743,367        22,666,530        21,530,673          1,135,857
                   1/07/98  FRF         42,407,932         7,318,148         7,021,929            296,219
                   1/07/98  GBP         33,027,984        54,136,508        53,226,793            909,715
                   1/07/98  JPY      5,179,097,266        46,308,986        43,763,793          2,545,193
                   1/07/98  NOK        104,080,474        13,557,440        13,983,453           (426,013)
                   1/07/98  NZD         27,237,308        18,614,006        17,253,077          1,360,929
                   1/07/98  SEK         52,239,957         6,802,253         6,642,022            160,231
                                                        ------------      ------------        -----------
                                                        $188,440,928      $182,206,640        $ 6,234,288
                                                        ============      ============        ===========
Purchases
                   1/07/98  AUD         19,774,936      $ 14,924,145      $ 14,515,495        $  (408,650)
         9/30/97 - 1/07/98  CAD         18,967,605        13,868,034        13,733,641           (134,393)
                   1/07/98  CHF         30,892,366        21,746,765        21,018,161           (728,604)
         8/29/97 - 1/07/98  DEM         34,811,960        20,167,318        19,400,751           (766,567)
                   1/07/98  ECU         12,704,344        13,557,441        13,854,297            296,856
                   1/07/98  ESP        945,236,067         6,502,411         6,201,608           (300,803)
                   1/07/98  GBP          6,314,781        10,560,523        10,176,689           (383,834)
                   1/07/98  GRD      1,957,336,206         6,978,026         6,873,946           (104,080)
                   9/02/97  HKD            300,873            38,832            38,817                (15)
                   9/03/97  ITL         39,051,207            22,166            22,086                (80)
                   1/07/98  JPY      1,125,263,046        10,218,980         9,508,564           (710,416)
                   1/07/98  NOK        104,080,474        14,476,733        13,983,453           (493,280)
         9/02/97 - 9/04/97  PTE        122,904,841           673,070           672,527               (543)
                                                        ------------      ------------        -----------
                                                        $133,734,444      $130,000,035        $(3,734,409)
                                                        ============      ============        ===========

Forward foreign currency purchases and sales under master netting agreements and closed forward foreign currency exchange contracts excluded above amounted to a net payable of $1,484,453 with Swiss Bank, $581,268 with Bankers Trust, $523,570 with Deutsche Bank, $417,134 with Chase Manhattan, $366,203 with Goldman Sachs and a net receivable of $2,031,854 with C.S. First Boston and $582,023 with Merrill Lynch at August 31, 1997.

At August 31, 1997, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

(8) Restricted Securities
The Fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At August 31, 1997, the Fund owned the following restricted securities (constituting .9% of net assets) which may not be publicly sold without registration under the Securities Act of 1933. The Fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations supplied by a pricing service or brokers or, if not available, in good faith by or at the direction of the Trustees.

                                                   DATE OF      SHARE/PAR
DESCRIPTION                                    ACQUISITION         AMOUNT            COST           VALUE
-----------------------------------------------------------------------------------------------------------
Hong Leong Finance Ltd.                            6/12/95        897,000      $2,824,159      $1,750,675
Jarvis Hotels PLC                                  7/02/96        517,800       1,325,552       1,300,558
                                                                               ----------      ----------
                                                                               $4,149,711      $3,051,233
                                                                               ==========      ==========

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Series Trust I and Shareholders of MFS World Asset Allocation Fund:
We have audited the accompanying statement of assets and liabilities of MFS World Asset Allocation Fund (the Fund), including the schedule of portfolio investments, as of August 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, and for the period from July 22, 1994 (commencement of operations) to August 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 1997, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS World Asset Allocation Fund as of August 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, and for the period from July 22, 1994 (commencement of operations) to August 31, 1994, in conformity with generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
October 9, 1997

                 --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) WORLD ASSET ALLOCATION FUNDSM
TRUSTEES                                               SECRETARY
                                                       Stephen E. Cavan*
A. Keith Brodkin* - Chairman and President
                                                       ASSISTANT SECRETARY
Richard B. Bailey* - Private Investor;                 James R. Bordewick, Jr.*
Former Chairman and Director (until 1991),
Massachusetts Financial Services Company;              CUSTODIAN
Director, Cambridge Bancorp; Director,                 State Street Bank and Trust Company
Cambridge Trust Company
                                                       AUDITORS
Marshall N. Cohan - Private Investor                   Ernst & Young LLP

Lawrence H. Cohn, M.D. - Chief of Cardiac              INVESTOR INFORMATION For MFS stock and bond
Surgery, Brigham and Women's Hospital;                 market outlooks, call toll free: 1-800-637-4458
Professor of Surgery, Harvard Medical School           anytime from a touch-tone telephone.

The Hon. Sir J. David Gibbons, KBE - Chief             For information on MFS mutual funds, call your
Executive Officer, Edmund Gibbons Ltd.;                financial adviser or, for an information kit,
Chairman, Bank of N.T. Butterfield & Son Ltd.          call toll free: 1-800-637-2929 any business day
                                                       from 9 a.m. to 5 p.m. Eastern time (or leave a
Abby M. O'Neill - Private Investor;                    message anytime).
Director, Rockefeller Financial Services, Inc.
(investment advisers)                                  INVESTOR SERVICE
                                                       MFS Service Center, Inc.
Walter E. Robb, III - President and Treasurer,         P.O. Box 2281
Benchmark Advisors, Inc. (corporate financial          Boston, MA 02107-9906
consultants); President, Benchmark
Consulting Group, Inc. (office services);              For general information, call toll free:
Trustee, Landmark Funds (mutual funds)                 1-800-225-2606 any business day from
                                                       8 a.m. to 8 p.m. Eastern time.
Arnold D. Scott* - Senior Executive Vice
President, Director and Secretary,                     For service to speech- or hearing-impaired, call
Massachusetts Financial Services Company               toll free: 1-800-637-6576 any business day from
                                                       9 a.m. to 5 p.m. Eastern time. (To use this
Jeffrey L. Shames* - President and Director,           service, your phone must be equipped with a
Massachusetts Financial Services Company               Telecommunications Device for the Deaf.)

J. Dale Sherratt - President, Insight Resources,       For share prices, account balances, and
Inc. (acquisition planning specialists)                exchanges, call toll free: 1-800-MFS-TALK
                                                       (1-800-637-8255) anytime from a touch-tone
Ward Smith - Former Chairman (until 1994),             telephone.
NACCO Industries; Director, Sundstrand
Corporation                                            WORLD WIDE WEB
                                                       www.mfs.com
INVESTMENT ADVISER
Massachusetts Financial Services Company               [Dalbar   For the fourth year in a row, MFS
500 Boylston Street                                    Logo]     earned a #1 ranking in the DALBAR,
Boston, MA 02116-3741                                            Inc. Broker/Dealer Survey, Main Office
                                                                 Operations Service Quality Category.
DISTRIBUTOR                                            The firm achieved a 3.42 overall score on a
MFS Fund Distributors, Inc.                            scale of 1 to 4 in the 1997 survey. A total of
500 Boylston Street                                    111 firms responded, offering input on the
Boston, MA 02116-3741                                  quality of service they received from 29 mutual
                                                       fund companies nationwide. The survey contained
ASSET ALLOCATION COMMITTEE*                            questions about service quality in 11
A. Keith Brodkin                                       categories, including "knowledge of operations
Jeffrey L. Shames                                      contact," "keeping you informed," and "ease of
John W. Ballen                                         doing business" with the firm.
Leslie J. Nanberg
James T. Swanson

TREASURER
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*
*Affiliated with the Investment Adviser

                                                         -------------
MFS(R) WORLD ASSET                                         BULK RATE
ALLOCATION FUND(SM)                                       U.S. POSTAGE
                                                              PAID
                                                               MFS
                                                         -------------
500 Boylston Street
Boston, MA 02116-3741


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